ING Life Insurance and Annuity Company
Variable Annuity Account B
Variable Annuity Account C
Variable Life Account B
Variable Life Account C

ING Insurance Company of America
Variable Annuity Account I

Supplement dated December 16, 2002

The information in this Supplement updates and amends certain information contained in the Prospectuses, Statements of Additional Information and Contract Prospectus Summaries for variable insurance products funded by the above separate accounts, each dated May 1, 2002. You should read this Supplement along with the applicable Prospectus, Statement of Additional Information and Contract Prospectus Summary.

Effective December 16, 2002, the following funds have changed their names and subadvisers as noted in the chart below:
Former Fund Name and Subadviser	New Fund Name and Subadviser
ING Partners, Inc. -- ING MFS Emerging Equities Portfolio Subadviser: Massachusetts Financial Services Company	ING Salomon Brothers Aggressive Growth Portfolio Subadviser: Salomon Brothers Asset Management Inc.
ING Partners, Inc. -- ING Scudder International Growth Portfolio Subadviser: Deutsche Asset Management Investment Services Limited	ING JPMorgan Fleming International Portfolio Subadviser: J.P. Morgan Fleming Asset Management (London) Ltd.
Please refer to the Supplement dated November 25, 2002 to the Prospectus of ING Partners, Inc. for additional information about these changes to the funds.

125427 X.PROIPI-02 C02-1126-019	December 2002